Exhibit 10.13.1
AMENDMENT NO. 1 TO CREDIT AND GUARANTEE AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AND GUARANTEE AGREEMENT dated as of November 26, 2025 (this “Amendment”), is entered into by and among (i) Lions Gate Television Inc. (the “Borrower”), (ii) each of the other Credit Parties party hereto, (iii) each of the LENDERS party hereto and (iv) JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

    Recitals
WHEREAS, the Borrower, the Credit Parties party hereto, the Lenders party hereto and the Administrative Agent are parties to that certain Credit and Guarantee Agreement dated as of May 6, 2025 (as may be further amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among the Borrower, the Guarantors referred to therein, the Lenders referred to therein and the Administrative Agent;
WHEREAS, the Borrower has requested certain amendments to the terms of the Credit Agreement; and
WHEREAS, the Administrative Agent and the Required Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement solely in accordance with the terms hereof, and subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
    Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not otherwise defined herein (including any such terms used in the Introductory Statement and the Recitals hereto) shall have the meanings given to them in the Credit Agreement (as same would be amended hereby on the Effective Date).
2.Amendments to Credit Agreement. Effective as of the Effective Date, subject to the satisfaction of the conditions set forth in Section 3.1 hereof, the Credit Agreement is hereby amended as follows:
2.1Section 2.5(a) of the Credit Agreement is amended and restated in its entirety as follows:
“Notice to the Administrative Agent. The Borrower shall give notice to the Administrative Agent by no later than: (i) 12:00 p.m. (New York time) at least one (1) U.S. Government Securities Business Day before the date on which the Borrower requests the Lenders to advance a Borrowing of Loans that are Term Benchmark Loans denominated in Dollars or, for a request that Lenders advance a Borrowing of Loans that are Term Benchmark Loans on the Closing Date, at least two (2) Business Days before the Closing Date and (ii) noon (New York time) on the date the Borrower requests the Lenders to advance a Borrowing of Loans that are Base Rate Loans. The Loans included in each Borrowing of Loans shall bear interest initially at the type of rate specified in such notice. Thereafter, with respect to Base Rate Loans and Term Benchmark Loans that are denominated in Dollars, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing of Loans or, subject to Section 2.6 hereof, a portion thereof, as follows: (i) if such Borrowing of Loans is of Term Benchmark

Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as Term Benchmark Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing of Loans is of Base Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into Term Benchmark Loans for an Interest Period or Interest Periods specified by the Borrower. The Borrower shall give all such notices requesting the advance, continuation or conversion of a Borrowing of Loans to the Administrative Agent by telephone or telecopy (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing), substantially in the form attached hereto as Exhibit A (Notice of Borrowing) or Exhibit B (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Administrative Agent. Notice of the continuation of a Borrowing of Loans that are Term Benchmark Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Loans that are Base Rate Loans into Term Benchmark Loans must be given by no later than 12:00 p.m. (New York time) at least one (1) U.S. Government Securities Business Day before the date of the requested continuation or conversion of a Borrowing of Loans that are denominated in Dollars. All notices concerning the advance, continuation or conversion of a Borrowing of Loans shall specify the date of the requested advance, continuation or conversion of a Borrowing of Loans (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued or converted, the type of Loans (Base Rate Loans or Term Benchmark Loans) to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of Term Benchmark Loans, the Interest Period applicable thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Borrowing of Term Benchmark Loans, the Borrower shall be deemed to have selected an Interest Period of one month’s duration.”

2.2Section 2.6 of the Credit Agreement is hereby amended by deleting the following language from such section:
“Without the Administrative Agent’s consent, there shall not be more than twenty (20) Borrowings of Term Benchmark Loans outstanding at any one time.”

2.3Section 2.8(b) of the Credit Agreement is amended and restated in its entirety as follows:
“Voluntary Prepayments of Loans. The Borrower may prepay without premium or penalty (except as set forth in Section 3.6) and in whole or in part any Borrowing of (i) Loans that are Term Benchmark Loans at any time upon at least one (1) Business Day’s prior notice by the Borrower to the Administrative Agent or (ii) Loans that are Base Rate Loans at any time upon at least one (1) Business Day’s prior notice by the Borrower to the Administrative Agent (in the case of each of clauses (i) and (ii), such notice must be in writing (or telephone notice promptly confirmed by written notice) and received by the Administrative Agent prior to 2:00 p.m. (New York time) on such date), in each case, such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any Term Benchmark Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section 3.6; provided, however, that the Borrower may not partially repay a Borrowing (i) if such Borrowing is of Base Rate Loans, in a principal amount less than $250,000, and (ii) if such Borrowing is of Term Benchmark Loans, in a principal amount less than $500,000, except, in each case, in such lesser amount of the entire principal amount thereof then outstanding. Any such notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.”

2.4Clause (a) of the definition of “Permitted Investment” is amended and restated in its entirety as follows:
    “(a) an Investment (i) in any Credit Party and (ii) by a non-Credit Party Restricted Subsidiary in another non-Credit Party Restricted Subsidiary; provided that if any such Investment in any Credit Party takes the form of Indebtedness, such Indebtedness shall be permitted pursuant to Section 7.1;”

3.Conditions to Effectiveness.
3.1The effectiveness of the amendments set forth in Section 2 above are subject to the satisfaction of each of the conditions precedent set forth in this Section 3.1 (the date upon which each of such conditions precedent has been satisfied, the “Effective Date”):
(a)The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Credit Parties and the Required Lenders.
(b)The representations and warranties contained in Section 4 hereof are true and correct in all material respects (or in all respects, if qualified by a materiality threshold).
(c)All costs and expenses due and owing pursuant to Section 12 hereof to the Administrative Agent by the Borrower, including without limitation any legal fees invoiced by outside counsel to the Administrative Agent which have been submitted to the Borrower more than three (3) Business Days prior to the date hereof, shall have been paid in full.
4.Representations and Warranties. Each Credit Party hereby represents and warrants that as of the date of this Amendment and as of the Effective Date:
4.1such Person has the power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Credit Agreement as amended hereby;
4.2the execution and delivery by such Person of this Amendment, and the performance by such Person of its obligations under this Amendment and the Credit Agreement as amended hereby (a) have been duly authorized by all necessary company action (or similar action) on the part of such Person, (b) will not constitute a violation of any provision of Applicable Law or any order of any Governmental Authority applicable to such Person or any of its properties or assets, other than where any such violation would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) will not violate any provision of the certificate of formation or organization, by-laws, operating agreement, partnership agreement or any other organizational document of such Person, (d) will not violate any provision of, be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or create any right to terminate, any Distribution Agreement, or any indenture, agreement, bond, note or other similar instrument to which such Person is a party or by which such Person or any of its properties or assets are bound, other than where any such violation, conflict, breach, default or termination would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of such Person other than pursuant to the Fundamental Documents and the Credit Agreement as amended hereby;
4.3after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Fundamental Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date) with the same effect as if made on and as of the date hereof;
4.4immediately before and after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.
5.Ratification, Acknowledgment and Affirmation.
5.1The Borrower and each other Credit Party hereby acknowledges that, as of the date hereof, the security interests and Liens granted to the Administrative Agent for the benefit of the Lenders and the other Secured Parties under the Credit Agreement and the other Fundamental Documents to which it is a party are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Fundamental Documents to which it is a party. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Fundamental Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower and each other Credit Party to the Lenders, Issuing Bank and the Administrative Agent.
5.2 By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liabilities of its guaranty under the Credit Agreement and any other applicable Fundamental Document remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under such guaranty.
6.Further Assurances. At any time and from time to time, at the sole expense of the Borrower, upon the Administrative Agent’s request, the Borrower will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.
7.Fundamental Document. This Amendment is designated a Fundamental Document.
8.Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute an amendment, waiver or modification of any other provision of the Credit Agreement, does not constitute a waiver of timely compliance with the provisions of the Credit Agreement or any provision of any other Fundamental Document, does not constitute a waiver of any Default or Event of Default whether or not known to the Administrative Agent or the Lenders, and does not entitle the Borrower to any amendment, waiver or modification of any provision of the Credit Agreement or any other Fundamental Document, or to a consent to any transaction, in the future in similar or dissimilar circumstances. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and confirmed. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.
9.Acknowledgement. The Borrower hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all Obligations under and in accordance with the terms of the Credit Agreement and the other Fundamental Documents.
10.Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

11.Counterparts. This Amendment may be executed by facsimile or other electronic means of delivery and in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
12.Expenses. The Borrower agrees to pay, pursuant to Section 11.4 of the Credit Agreement, all reasonable documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of O’Melveny & Myers LLP, counsel for the Administrative Agent.
13.Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

[Signature Page Follows]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                    BORROWER:

                    LIONS GATE TELEVISION INC.

                    By: /s/ Adrian Kuzycz
                    Name: Adrian Kuzycz
                    Title: Executive Vice President

GUARANTORS:

ANCHOR BAY ENTERTAINMENT, LLC DEBMAR/MERCURY (WW) PRODUCTIONS LLC
By:	/s/ Michael Hainkel_____
Name: Michael Hainkel
Title: Assistant Treasurer

THE ENTITIES LISTED ON SCHEDULE A HERETO

By:	/s/ James Barge
Name: James W. Barge
Title: Chief Financial Officer & Treasurer

Signature Page to Amendment No.1

SCHEDULE A

3F PRODUCTIONS, INC.
ALTERNATE UNIVERSE, LLC
ANTLER QUEEN PRODUCTIONS, INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN PICTURES LLC
ARTISAN RECEIVABLES HOLDINGS, LLC
BALANCED POST, INC.
BEEN THERE DONE THAT PRODUCTIONS, INC.
CANDY CANE LANE PRODUCTIONS, INC.
CATX WEE 12 PRODUCTIONS, INC.
CB DEVELOPMENT, LLC
CB DIRECT, LLC
CBLG PRODUCTIONS, LLC
CBNU PRODUCTIONS, LLC
CHAINS PRODUCTIONS, INC.
CHAIRMAN OF THE BOARD PRODUCTIONS, INC.
CONDEMNED PRODUCTIONS, INC.
CONFIDENTIAL PRODUCTIONS, INC.
D30 PRODUCTIONS, INC.
DB2 PRODUCTIONS, LLC
DD1 PRODUCTIONS, LLC
DD2 ACQUISITION CORP.
DEBMAR STUDIOS, INC.
DEBMAR/MERCURY, LLC
DELUXE PICTURES LLC
DESPERADOS, LLC
DEVIL’S MOUTH PRODUCTIONS, INC.
EARL STREET CAPITAL LLC
ENTERTAINMENT ONE FILM USA LLC
ENTERTAINMENT ONE HOLDINGS USA INC.
ENTERTAINMENT ONE REALITY PRODUCTIONS LLC
ENTERTAINMENT ONE TELEVISION USA LLC
EONE FEATURES (DEVELOPMENT) LLC
EONE FEATURES LLC
FILM HOLDINGS CO.
FOXBURG FINANCING 2 LLC
FOXBURG FINANCING 3, LLC
FOXBURG FINANCING 4, LLC
FOXBURG FINANCING, LLC
FRIENDS FINANCING, INC.
GC FILMS, INC.
GOOD BOYS PRODUCTIONS, LLC
GOOD EVEL PRODUCTIONS, INC.
GOOD UNIVERSE DEVELOPMENT, LLC
GRINDSTONE DEVELOPMENT, LLC
GRINDSTONE ENTERTAINMENT GROUP, LLC
GUILT PRODUCTIONS, INC.
HIGHER POST LLC
HOME EC PRODUCTIONS, INC.
HOUDINI PRODUCTIONS, INC.
HSKL PRODUCTIONS, INC.
INFLUENCE PRODUCTIONS, INC.
INVISIBLE CASTING INC.
JUST REWARDS PRODUCTIONS, INC.
LANDSCAPE ENTERTAINMENT CORP.
LEP REBOOT, LLC
LG BDRIGHTS HOLDINGS LLC
LG CAPITAL HOLDINGS INC.
LG CRRIGHTS HOLDINGS LLC
LG JV SERVICING COMPANY, LLC
LG LUX BDRIGHTS HOLDINGS LLC
LGAC 1, LLC
LGAC 3, LLC
LGAC INTERNATIONAL LLC
LGAC IPF, LLC
LGDG FILMS INC.
LG-MAX LLC
LGTV ANIMATION, INC.
LGTV C103 PRODUCTIONS, INC.
LIONS GATE ANCILLARY LLC
LIONS GATE DIGITAL PROJECTS, INC.
LIONS GATE ENTERTAINMENT INC.
LIONS GATE EXHIBITION, INC.
Signature Page to Amendment No.1

LIONS GATE FILMS HOLDINGS COMPANY #2, INC.
LIONS GATE FILMS INC.
LIONS GATE INDIA INC.
LIONS GATE INTERACTIVE, INC.
LIONS GATE INTERNATIONAL SALES, LLC
LIONS GATE MUSIC PUBLISHING LLC
LIONS GATE MUSIC, INC.
LIONS GATE ONLINE SHOP INC.
LIONS GATE PRODUCTIONS, LLC
LIONS GATE RECORDS, INC.
LIONS GATE RELEASING LLC
LIONS GATE SPIRIT HOLDINGS, LLC
LIONS GATE TELEVISION DEVELOPMENT LLC
LIONS GATE TELEVISION INTERNATIONAL - LATIN AMERICA, INC.
LIONS GATE TRUE NORTH CORP.
LIONS GATE TRUE NORTH MEDIA, LLC
LIONS GATE X PRODUCTIONS, LLC
LIONSGATE LBE, INC.
LIONSGATE LIMITED, LLC
LIONSGATE STUDIOS HOLDING, INC.
LOVE LESSONS PRODUCTIONS, INC.
LOVE LIFE PRODUCTIONS, INC.
MACARTHUR PARK PRODUCTIONS, INC.
MANDATE FILMS, LLC
MANDATE PICTURES, LLC
MANHUNT PRODUCTIONS, INC.
MERE MORTALS PRODUCTIONS, INC.
MIDDLE WEST PRODUCTIONS, INC.
MIDNIGHT SUN PRODUCTIONS, INC.
MILLERS GIRL PRODUCTIONS, LLC
MQP, LLC
NGC FILMS, INC.
NTF PRODUCTIONS, INC.
OLD HICKORY PRODUCTIONS, INC.
PIPELINE CASTING, INC.
POWER MONGERING DESPOT, INC.
P-VALLEY PRODUCTIONS, INC.
RAINMAKER PRODUCTIONS, INC.
RENEGADE 83, LLC
RENEGADE ENTERTAINMENT, LLC
ROOKIE PRODUCTIONS, INC.

SCREENING ROOM, INC.
SEE ME LOUISIANA, L.L.C.
SELP, LLC
SERPENT QUEEN PRODUCTIONS, INC.
SF1 PRODUCTIONS, INC.
SF2 PRODUCTIONS, INC.
SHARK IN A CAVE PRODUCTIONS, INC.
SILENT DEVELOPMENT CORP.
SOUTH SHORE PRODUCTIONS, INC.
STARZ MEDIA, LLC
STUDIO PRODUCTIONS INC.
SUMMIT DISTRIBUTION, LLC
SUMMIT ENTERTAINMENT DEVELOPMENT SERVICES
SUMMIT ENTERTAINMENT, LLC
SUMMIT GUARANTY SERVICES, LLC
SUMMIT INTERNATIONAL DISTRIBUTION, INC.
SUMMIT PRODUCTIONS, LLC
SUMMIT SIGNATURE, LLC
THE SCORE PRODUCTIONS, INC.
TRUE NORTH MEDIA, LLC
TWILIGHT DOMESTIC RIGHTS, LLC
TWILIGHT PRODUCTIONS, LLC
UC PRODUCTIONS, LLC
UNITED FANDOM, LLC
VESTRON INC.
WM LG PRODUCTIONS, INC.
WOMEN IN COMEDY DOCUMENTARY, LLC
LIONS GATE PENNSYLVANIA, INC.

Signature Page to Amendment No.1

ROCK ACQUISITION, LLC By: Lions Gate Entertainment Inc., as Class A Member
By: /s/ James Barge
Name: James W. Barge
Title: Chief Financial Officer & Treasurer

EXTREME LOGGING, LLC
FIBBY, LLC
LAUREL CHANDLER, LLC
OVERTURE FILMS, LLC
PILGRIM FILMS AND TELEVISION, LLC
PILGRIM MEDIA GROUP, LLC
PILGRIM PRODUCTION, LLC
PILGRIM PUBLISHING, LLC
PROJECT X PRODUCTIONS, LLC
ROCKHOUSE IMAGES, LLC
TUFGUY PRODUCTIONS, LLC
MUSICX PUBLISHING, LLC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: Executive Vice President

Signature Page to Amendment No.1

PLAYLIST PRODUCTIONS, INC. PLLG LEGAL, INC. PSGM, INC.
By: /s/ Adrian Kuzycz Name: Adrian Kuzycz
Title: Executive Vice President & Secretary

WHIRLWIND ENTERTAINMENT GROUP, LLC
By:	_____________________________________
Name: Craig Piligian
Title: President & Chief Executive Officer

J & C ENTERTAINMENT, INC.
By:	_____________________________________
Name: Michael Hainkel
Title: Sole Officer

Signature Page to Amendment No.1

LIONSGATE STUDIOS CORP.
By:	/s/ James Barge
Name: James W. Barge
Title: Chief Financial Officer

LIONSGATE STUDIOS HOLDING CORP.
By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President

CENTBOMB PRODUCTIONS CORP. LG VISUAL PRODUCTIONS ULC
By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: Executive Vice President & Secretary

LIONS GATE MUSIC CORP. LIONSGATE PLAYCO HOLDINGS ULC LGAC 4, LLC SHORT GAME PRODUCTIONS, INC.
By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President & Secretary

LIONS GATE X PRODUCTIONS CORP.
By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: Vice President & Secretary

Signature Page to Amendment No.1

LG UK BDRIGHTS HOLDINGS LIMITED
By:	/s/ Sandra Benoit
Name: Sandra Benoit
Title: Director

LIONS GATE INTERNATIONAL MEDIA LIMITED
By:	/s/ Sandra Benoit
Name: Sandra Benoit
Title: Director

LIONS GATE INTERNATIONAL (UK) LIMITED
By:	/s/ Sandra Benoit
Name: Sandra Benoit
Title: Director
LIONS GATE INTERNATIONAL SLATE INVESTMENT S.A.
By:	/s/ Georges Scheuer
Name: Georges Scheuer
Title: Authorised Signatory

LIONS GATE INDIA SARL
By:	/s/ Georges Scheuer
Name: Georges Scheuer
Title: Authorised Signatory

LIONS GATE INTERNATIONAL MOTION PICTURES SARL
By:	/s/ Georges Scheuer __________________
Signature Page to Amendment No.1

Name: Georges Scheuer
Title: Authorised Signatory

ENTERTAINMENT CAPITAL HOLDINGS INTERNATIONAL SARL
By:	/s/ Georges Scheuer ____________________
Name: Georges Scheuer
Title: Authorised Signatory

A LOT PRODUCTIONS, INC.
ANGEL PRODUCTIONS, INC.
BLACKFIN INC.
BOTTOM DOLLAR PRODUCTIONS, INC.
CRUSHED PRODUCTIONS, INC.
EMPIRE PRODUCTIONS, INC.
LGTV PRODUCTIONS, INC.
ONE RESILIENCE PRODUCTIONS, INC.
PARADISE PRODUCTIONS, INC.
QUEST PRODUCTIONS, INC.
WHITE FAMOUS PRODUCTIONS, INC.

By:	/s/ James Barge
Name: James W. Barge
Title: Treasurer

Signature Page to Amendment No.1

BLIND MAN PRODUCTIONS, LLC
CHERRIES PRODUCTIONS, LLC
DISASTER ARTIST, LLC
DJ LOVE PRODUCTIONS, LLC
EXTINCT SHADOW PRODUCTIONS, LLC
FOUR FELLAS PRODUCTIONS, LLC
GOOD UNIVERSE FILMS, LLC
GOOD UNIVERSE INTERNATIONAL, LLC
GOOD UNIVERSE MEDIA, LLC
TOWNIES 2 PRODUCTIONS, LLC
TOWNIES PRODUCTIONS, LLC

By:	/s/ Dan Freedman
Name: Dan Freedman
Title: Vice President

XMAS PRODUCTIONS, LLC
By:	/s/ Dan Freedman
Name: Dan Freedman
Title: Vice President, as Officer of Sole Member

Signature Page to Amendment No.1

LENDERS:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Patrick Minnick
Name: Patrick Minnick
Title: Executive Director

CITIZENS BANK, N.A., as a Lender

By: /s/ Bryan Milinovich
Name: Bryan Milinovich
Title: Managing Director

MUFG Bank, Ltd. , as a Lender

By: /s/ Kevin Jessup
Name: Kevin Jessup
Title: Director

TRUIST BANK a Lender

By: /s/ Shae B. Patel
Name: Shae B. Patel
Title: Director

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Evan Ingwers
Name: Evan Ingwers
Title: Executive Director

BANK OF AMERICA, N.A., as a Lender

By: /s/ Steve Scott
Name: Steve Scott
Title: Senior Vice President

Signature Page to Amendment No.1

PNC Bank, National Association,
as a Lender

By: /s/ Peyman Parhami
Name: Peyman Parhami
Title: Senior Vice President

CITIBANK, N.A.,
as a Lender

By: /s/ Elizabeth Minnella Gonzalez
Name: Elizabeth Minnella Gonzalez
Title: Managing Director & Vice President

MORGAN STANLEY SENIOR FUNDING, INC, as a Lender

By: /s/ Atu Koffie-Lart
Name: Atu Koffie-Lart
Title: Vice President

FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender

By: /s/ Zulekha Chaudhry
Name: Zulekha Chaudhry
Title: VP, Sr. Underwriter PM - TMT

PREFERRED BANK, as a Lender

By: /s/ Anna Bagdasarian
Name: Anna Bagdasarian
Title: Senior Vice President

Signature Page to Amendment No.1